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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 17, 2004
                                                        -----------------


                        GREATER ATLANTIC FINANCIAL CORP.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                            0-26467            54-1873112
      --------                     --------------------      ----------
(State or other jurisdiction of        (Commission          (IRS Employer
    incorporation)                     File Number)         Identification No.)

10700 Parkridge Boulevard, Suite P50 Reston, Virginia                20191
-----------------------------------------------------                -----
(Address of Principal Executive Offices)                          (Zip Code)

                                 (703) 391-1300)
                                 ---------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01   Other Events.
            ------------

      On December 17, 2004, Greater Atlantic Financial Corp. issued a press release announcing that its Annual Meeting of Shareholders will be held on March 2, 2005. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.
            ---------------------------------

      (c)   Exhibits.

      The following exhibits are filed as part of this report:

Exhibit
Number            Description
------            -----------

Exhibit 99.1      Press Release dated December 17, 2004


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GREATER ATLANTIC FINANCIAL CORP.


Date:  December 17, 2004            By:  /s/ Carroll E. Amos
                                         ---------------------------------------
                                         Carroll E. Amos, President and Chief
                                         Executive Officer

Date:  December 17, 2004            By:  /s/ David E. Ritter
                                         ---------------------------------------
                                         David E. Ritter, Senior Vice President
                                         and Chief Financial Officer